                                                                   Exhibit 10.60

                                OMNIBUS AMENDMENT
                                       TO
                         RECEIVABLES PURCHASE AGREEMENT,
                         RECEIVABLES TRANSFER AGREEMENT
                                SUPPORT AGREEMENT
                                       AND
                                 PARENT GUARANTY

            THIS OMNIBUS AMENDMENT, dated as of December 31, 2005 (this
"Amendment"), is:

            (1)   Amendment No. 1 to Receivables Purchase Agreement, dated as of
June 25, 2004 (as amended, supplemented or otherwise modified from time to time, the "Receivables Purchase Agreement"), by and among NALCO COMPANY, a Delaware corporation ("Nalco Company") and NALCO ENERGY SERVICES, L.P., a Delaware
limited partnership, Nalco Company as Seller Agent and NALCO RECEIVABLES LLC, a
Delaware limited liability company (the "Buyer");

            (2)   Amendment No. 4 to Receivables Transfer Agreement, dated as of
June 25, 2004 (as amended, supplemented or otherwise modified from time to time, the "Receivables Transfer Agreement") by and among the Buyer, as Transferor,
Nalco Company, as Collection Agent, JPMorgan Chase Bank, N.A., as Administrative
Agent and the several transferees and funding agents party thereto from time to time;

            (3)   Termination of the Support Agreement, executed as of June 25,
2004, by Nalco Company (the "Support Agreement"); and

            (4)   Amendment No. 1 to Parent Guaranty, dated as of June 25, 2004
(as amended, supplemented or otherwise modified from time to time, the "Parent
Guaranty" and together with the Receivables Purchase Agreement, the Receivables
Transfer Agreement, the "Transaction Agreements") by Nalco Holdings LLC.

                                    RECITALS

            Whereas, Nalco Energy Services, L.P. will be merged into Nalco
Company pursuant to Section 263 of the Delaware General Corporation Law
("DGCL"), with Nalco Company as the surviving company on January 1, 2006 ("the
"Merger"). The parties to the Transaction Agreements hereto desire to amend the
Transaction Agreements to reflect the Merger.

            NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

      1.    Certain Defined Terms. Capitalized terms that are used herein without definition and that are defined in the Transaction Agreements shall have the same meanings herein as therein defined.

      2.    Amendments.

            2.1   Upon consummation of the Merger, each reference to "Seller" or
"Sellers" in the Receivables Purchase Agreement shall mean Nalco Company.

            2.2   Upon consummation of the Merger, each reference to
"Originator" or "Originators" in the Receivables Transfer Agreement and the
Parent Guaranty shall mean Nalco Company.

            2.3   Upon consummation of the Merger, the Support Agreement shall be terminated.

      3.    Effect of Amendment. All provisions of the Transaction Agreements, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in any
Transaction Agreement to "this Agreement", "hereof", "herein" or words of similar effect referring to such Transaction Agreement shall be deemed to be references to such Transaction Agreement as amended by this Amendment. This
Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Transaction Agreements other than as set forth herein.

      4.    Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent of counterparts of this
Amendment (whether by facsimile or otherwise) executed by each of the other parties hereto, in form and substance satisfactory to the Administrative Agent in its sole discretion.

      5.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

      6.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York (without regard to any otherwise applicable principles of conflicts of law).

      7.    Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

            IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                   NALCO COMPANY, as Seller, Seller Agent, and
                                   Collection Agent

                                   By: /s/ Stephen N. Landsman
                                      ------------------------------------------
                                   Name: Stephen N. Landsman
                                        ----------------------------------------
                                   Title: Vice President
                                         ---------------------------------------

                                   NALCO HOLDINGS LLC, as Guarantor

                                   By: /s/ Stephen N. Landsman
                                      ------------------------------------------
                                   Name: Stephen N. Landsman
                                        ----------------------------------------
                                   Title: Vice President
                                         ---------------------------------------

                                   NALCO ENERGY SERVICES, L.P., as Seller

                                   By: /s/ Stephen N. Landsman
                                      ------------------------------------------
                                   Name: Stephen N. Landsman
                                        ----------------------------------------
                                   Title: Vice President
                                         ---------------------------------------

                                   NALCO RECEIVABLES LLC, as Buyer and
                                   Transferor

                                   By: /s/ Susan F. Buchanan
                                      ------------------------------------------
                                   Name: Susan F. Buchanan
                                        ----------------------------------------
                                   Title: Treasurer
                                         ---------------------------------------

                                   PARK AVENUE RECEIVABLES COMPANY,
                                   LLC, as a CP Issuer

                                   By: JPMorgan Chase Bank, N.A., as attorney-
                                   in-fact

                                   By: /s/ Stacey Pike
                                        ----------------------------------------
                                   Name: Stacey Pike
                                        ----------------------------------------
                                   Title: Vice President
                                         ---------------------------------------

                                   JPMORGAN CHASE BANK, N.A., as an APA
                                   Bank, a Funding Agent and as Administrative
                                   Agent

                                   By: /s/ Stacey Pike
                                        ----------------------------------------
                                   Name: Stacey Pike
                                        ----------------------------------------
                                   Title: Vice President
                                         ---------------------------------------